SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas (Address of Principal Executive Offices)		77002 (Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
Press Release

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 28, 2005, the Board of Directors of Waste Management, Inc. (the “Company”) elected Thomas H. Weidemeyer as a director of the Company. Mr. Weidemeyer has been named a member of the Company’s Nominating & Governance Committee and its Compensation Committee. Mr. Weidemeyer was not elected pursuant to any arrangement or understanding between him and any other persons. A copy of the press release issued by the Company on Monday, January 31, 2005, announcing the election of Mr. Weidemeyer, is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99	Press Release dated January 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: January 31, 2005	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99	Press Release dated January 31, 2005